CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 45 to Registration Statement No. 33-57340 on Form N-1A of AIM Variable Insurance Funds of our report dated February 26, 2010, relating to the financial statements and financial highlights of Morgan Stanley Select Dimensions Investment Series, comprised of the Money Market Portfolio, Flexible Income Portfolio, Balanced Portfolio, Global Infrastructure Portfolio, Dividend Growth Portfolio, Equally-Weighted S&P 500 Portfolio, Capital Growth Portfolio, Focus Growth Portfolio, Capital Opportunities Portfolio and Mid Cap Growth Portfolio, in the Statement of Additional Information, which is part of such Registration Statement. We also consent to the reference to us under the headings “Financial Statements” in the Statement of Additional Information and “Financial Highlights” in each respective Prospectus of Invesco V.I. Select Dimensions Balanced Fund (Series I shares), Invesco V.I. Select Dimensions Balanced Fund (Series II shares), Invesco V.I. Select Dimensions Dividend Growth Fund (Series I shares), Invesco V.I. Select Dimensions Dividend Growth Fund (Series II shares), Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (Series I shares) and Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (Series II shares), which are part of such Registration Statement.
/s/ Deloitte & Touche LLP
New York, New York
April 27, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 45 to Registration Statement No. 33-57340 on Form N-1A of AIM Variable Insurance Funds of our report dated February 26, 2010, relating to the financial statements and financial highlights of Morgan Stanley Variable Investment Series, comprised of the Money Market Portfolio, Limited Duration Portfolio, Income Plus Portfolio, High Yield Portfolio, Global Infrastructure Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Global Dividend Growth Portfolio, European Equity Portfolio, Capital Opportunities Portfolio, S&P 500 Index Portfolio, Aggressive Equity Portfolio and Strategist Portfolio, in the Statement of Additional Information, which is part of such Registration Statement. We also consent to the reference to us under the headings “Financial Statements” in the Statement of Additional Information and “Financial Highlights” in each respective Prospectus of Invesco V.I. Dividend Growth Fund (Series I shares), Invesco V.I. Dividend Growth Fund (Series II shares), Invesco V.I. Global Dividend Growth Fund (Series I shares), Invesco V.I. Global Dividend Growth Fund (Series II shares), Invesco V.I. High Yield Securities Fund (Series I shares), Invesco V.I. High Yield Securities Fund (Series II shares), Invesco V.I. Income Builder Fund (Series I shares), Invesco V.I. Income Builder Fund (Series II shares), Invesco V.I. S&P 500 Index Fund (Series I shares) and Invesco V.I. S&P 500 Index Fund (Series II shares), which are part of such Registration Statement.
/s/ Deloitte & Touche LLP
New York, New York
April 27, 2010